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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2008

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                        MERRIMAN CURHAN FORD GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     001-15831               11-2936371
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


     600 CALIFORNIA STREET, 9TH FLOOR,                           94108
       SAN FRANCISCO, CALIFORNIA                              (Zip Code)
(Address of Principal Executive Offices)

        Registrant's telephone number, including area code (415) 248-5600

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01      Other Events

Merriman Curhan Ford (the "Firm") announced today that in addition to the previous matters set forth in the Form 8-K filing made on May 29, 2008, three civil cases have now been filed by third-party lenders against the Firm, William Del Biaggio III and a former retail broker of the Firm. The lenders allege that Mr. Del Biaggio defaulted on multi-million dollar loans obtained from these lenders. The complaints further allege that the broker, while still employed with Merriman Curhan Ford, signed account control agreements purporting to pledge various retail client stock accounts as collateral for the Del Biaggio loans.

Merriman Curhan Ford has determined that if the broker signed these agreements, he was not authorized to do so, nor was he permitted to pledge any assets in those accounts for loans by third parties to Mr. Del Biaggio. The law suits filed to date seek damages in excess of $17 million. The Firm anticipates that additional claims will be asserted against it by Mr. Del Biaggio's lenders. Merriman Curhan Ford has notified the 10 clients whose accounts could have been affected by the unauthorized use of their account information.

Merriman Curhan Ford is not aware of any loss actually suffered by any of its clients and has taken additional measures to safeguard these assets on behalf of its clients. Merriman Curhan Ford intends to vigorously defend the allegations made against it and believe the claims have no merit.

Merriman Curhan Ford has terminated the employment of the broker who previously had been suspended, effective June 4, 2008. The Firm continues to cooperate with the Securities and Exchange Commission and the United States Attorney's Office in San Francisco in their investigations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MERRIMAN CURHAN FORD GROUP, INC.


Date: June 4, 2008                          By:  /s/ D. JONATHAN MERRIMAN
                                                 -------------------------------
                                                 D. Jonathan Merriman
                                                 Chief Executive Officer

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